AMENDED AND RESTATED SCHEDULES A AND B
TO THE SUBLICENSE AGREEMENT
BETWEEN GLOBAL X MANAGEMENT COMPANY LLC AND GLOBAL X FUNDS

Intending to be legally bound, the undersigned hereby amend and restate Schedule A and Schedule B to the aforesaid Agreement as of June 9, 2010.

SCHEDULE A

1.	FTSE Nordic 30 Index
2.	FTSE®
3.	FTSE Denmark 30 Index
4.	FTSE Finland 30 Index
5.	FTSE Norway 30 Index
6.	FTSE Argentina 20 Index
7.	FTSE Colombia 20 Index
8.	InterBolsa
9.	FTSE Egypt 30 Index
10.	FTSE Peru 20 Index
11.	FTSE Philippines 30 Index
12.	FTSE Poland 30 Index
13.	KSE-30 Index
14.	Nex Rubica 40 Index
15.	FTSE United Arab Emirates 20 Index
16.	S-BOX China Consumer Index
17.	S-BOX China Energy Index
18.	S-BOX China Financials Index
19.	S-BOX China Industrials Index
20.	S-BOX China Materials Index
21.	S-BOX China Technology Index
22.	S-BOX
23.	Solactive Global Copper Miners Index
24.	Solactive Global Gold Miners Index
25.	Solactive Global Platinum Miners Index
26.	Solactive Global Silver Miners Index
27.	Solactive Brazil Consumer Index
28.	Solactive Brazil Financials Index
29.	Solactive Brazil Industrials Index
30.	Solactive Brazil Materials Index
31.	Solactive Brazil Utilities Index
32.	Solactive Brazil Mid Cap Index
33.	Solactive China Mid Cap Index
34.	Solactive Aluminum Index
35.	Solactive Lithium Index
36.	Solactive Uranium Index
37.	Solactive Fishing Index
38.	Solactive Food Index
39.	Solactive Shipping Index
40.	Solactive Waste Management Index
41.	Solactive

SCHEDULE B

1.	Global X FTSE Nordic 30 ETF
2.	Global X FTSE Denmark 30 ETF
3.	Global X FTSE Finland 30 ETF
4.	Global X FTSE Norway 30 ETF
5.	Global X FTSE Argentina 20 ETF
6.	Global X/InterBolsa FTSE Colombia 20 ETF
7.	Global X FTSE Egypt 30 ETF
8.	Global X FTSE Peru 20 ETF
9.	Global X FTSE Philippines 30 ETF
10.	Global X FTSE Poland 30 ETF
11.	Global X Pakistan KSE-30 ETF
12.	Global X Emerging Africa NR-40 ETF
13.	Global X FTSE United Arab Emirates 20 ETF
14.	Global X China Consumer ETF
15.	Global X China Energy ETF
16.	Global X China Financials ETF
17.	Global X China Industrials ETF
18.	Global X China Materials ETF
19.	Global X China Technology ETF
20.	Global X Copper Miners ETF
21.	Global X Gold Miners ETF
22.	Global X Platinum Miners ETF
23.	Global X Silver Miners ETF
24.	Global X Brazil Consumer ETF
25.	Global X Brazil Financials ETF
26.	Global X Brazil Industrials ETF
27.	Global X Brazil Materials ETF
28.	Global X Brazil Utilities ETF
29.	Global X Brazil Mid Cap ETF
30.	Global X China Mid Cap ETF
31.	Global X Aluminum ETF
32.	Global X Lithium ETF
33.	Global X Uranium ETF
34.	Global X Fishing ETF
35.	Global X Food ETF
36.	Global X Shipping ETF
37.	Global X Waste Management ETF

GLOBAL X FUNDS

/s/ Bruno del Ama
Bruno del Ama
Title: President and CEO

GLOBAL X MANAGEMENT COMPANY LLC

/s/ Bruno del Ama
Bruno del Ama
Title: CEO